Exhibit 10.c

股权质押协议

Equity Interest Pledge Agreement

本股权质押协议（下称“本协议”)由下列各方于 2023年11月30日在 中华人民共和国（下称＂中国”)中山市签订。

This Equity Interest Pledge Agreement (this “Agreement”) has been executed by and among the following parties on November 30, 2023 in Zhongshan City, the People’s Republic of China (“China” or the “ PRC”):

甲方（下称“质权方”) : 莱电科技（中山）有限公司

住所：中山市五桂山长命水长逸路19号德润园A座3楼

Party A (hereinafter “ Pledgee”): Laidian Technology (Zhongshan) Co., Ltd

Address: Floor 3, Block A, Derunyuan, No. 19, Changyi Road, Changmingshui, Wuguishan district, Zhongshan City

乙方（下称“出质方”) : 广州巨米智能设备有限公司

住所地：广州市白云区北太路1633号广州民营科技园科园路35号

Party B: Guangzhou Jumi Intelligent Equipment Co., LTD

Address: No. 35, Keyuan Road, Guangzhou Private Science Park, No. 1633, Beitai Road, Baiyun District, Guangzhou

丙方：永州巨米智能科技有限公司

住所： 湖南省永州市经济技术开发区潇湘科技创新中心青年创新创业园二栋第一、第二层

Party C: Yongzhou Jumi Intelligent Technology Co., Ltd

Address: 1st and 2nd floors of Building 2, Youth Innovation and Entrepreneurship Park, Xiaoxiang Science and Technology Innovation Center, Yongzhou Economic and Technological Development Zone, Hunan Province

在本协议中，甲方、乙方、丙方以下各称“一方”，合称“各方”

In this Agreement, Party A, Party B, Party C shall be referred to as a “Party” respectively, and they shall be collectively referred to as the “Parties”.

鉴于：

Whereas:

1 在本协议签署日，出质方持有丙方 100% 的股权，代表丙方注册资本人民币 3000 万元。丙方有意在此确认出质方和质权方在本协议下的权利和义务并提供必要的协助登记该质权；

Pledgor is a citizen of China who as of the date hereof holds 100% of the equity interest in Party C, representing RMB30 million in the registered capital of Party C. Party C acknowledges the respective rights and obligations of Pledgor and Pledgee under this Agreement , and intends to provide any necessary assistance in registering the Pledge;

2 质权方是一家在中国注册的外商独资企业。质权方与出质方签订了业务合作协议（定义如下）；质权方与出质方、丙方签订了独家购买权协议（定义如下）；出质方签署了授权质权方的授权委托书；

Pledgee is a wholly foreign-owned enterprise registered in China. Pledgee and Party C, owned by Pledgor, have executed an Exclusive Business Cooperation Agreement (as defined below) ; Party C, Pledgce and Pledgor have executed an Exclusive Option Agreement (as defined below); and Pledgor has executed a Power of Attorney to Pledgee.

3 为了保址丙方和出质方履行独家业务合作协议、独家购买权协议和授权委托书项下的义务，出质方以其在丙方中拥有的全部股权向质权方就丙方和出质方履行, 业务合作协议、独家购头权协议和授权委托书做出质押担保。

To ensure that Party C and Pledgor fully perform their obligations under the Exclusive Business Cooperation Agreement, the Exclusive Option Agreement, and the Power of Attorney, Pledgor hereby pledges to the Pledgee all of the equity interest he holds in Party C as security for Party C’s and Pledgor’s obligations under the Exclusive Business Cooperation Agreements, the Exclusive Option Agreement and the Power of Attorney.

为了履行交易文件的条款，各方商定按照以下条款签订本协议。

To perform the provisions of the Transaction Documents, the Parties have mutually agreed to executes Agreement upon the following terms。

1.定义

Definitions

除非本协议另有规定，下列词语含义为：

Unless otherwise provided herein, the terms below shall have the following meanings:

1．1质权： 指出质方根据本协议第 2 条给予质权方的担保物权，即指质权方所享有的， 以出质方质押给质权方的质押股权折价或拍实、变实该质押股权的价款优先受偿的权利。

Pledge: shall refer to the security interest granted by Pledgor to Pledgee pursuant to Article 2 of this Agreement, i.e., the right of Pledgee to be compensated on a preferential basis with the conversion, auction or sales price of the Equity Interest.

1.2质押股权 ： 指出 质 方现在和将来持有的其在丙方全部股权权益。

Equity Interest: s hall refer to all of the equity interest now held and hereafter acquired by Pledgor in Party C

1.3质押期限 ： 指本协议第 3.1 条规定的期间。

Term of Pledge: shall refer to the term set forth in Section 3.1 of this Agreement.

1.4交易文件： 指丙方与质权方于 2023年11月30日签订的独家业务合作协议，出质方、丙方与质权方于 2023年11月30日签订的独家购买权协议，和出质方于 2023年11月30日签署的授权委托书，以及对前述文件的任何修改、修订和/或陈述。

Transaction Documents: shall refer to the Exclusive Business Cooperation Agreement executed by and between Party C and Pledgee on November 30, 2023 (the “‘Exclusive Business Cooperation Agreement”), the Exclusive Option Agreement executed by and among Party C, Pledgee and Pledgor on November 30, 2023 (the “’Exclusive Option Agreement”), Power of Attorney executed on November 30, 2023 by Pled go r (the “Power of Attorney”) and any modification. amendment and restatement to the aforementioned documents.

1.5合同义务：指出质方在独家购买权协议、授权委托书和本协议项下所负的所有义务；丙方在业务合作协议、独家购买权协议、和本协议项下所负的所有义务。

Contract Obligation: shall refer to all the obligations of Pledgor under the Exclusive Option Agreement and the Power of Attorney; and all the obligations of Party C under the Exclusive Cooperation Agreement , the Exclusive Option Agreement and this Agreement.

1.6担保债务：指质权方因出质方和／或丙方的任何违约事件而遭受的全部且接、间接、衍生损失和可预计利益的丧失，该等损失的金额的依据包括但不限于质权方合理的商业计划和盈利预测、丙方在业务合作协议项下应支付的服务费用，及质权方为强制出质方和／或丙方执行其合同义务而发生的所有费用．

Secured Indebtedness: shall refer to all the direct, indirect or derivative losses of Pledgee, including loss of expected profits, incurred as a result of any Event of Default (as defined below). The amount of such loss shall be based on, including but not limited to the reasonable business plan and profit forecast of Pledgee 、 the consulting and service fees payable to Pledgee under the Exclusive Business Cooperation Agreement and all expenses occurred in connect ion with enforcement by Pledgee of Pledgor’s and/or Party C’s Contract Obligation

1.7违约事件： 指本协议第7条所列任何情况。

Event of Default: shall refer to any of the circumstances set forth in Article 7 of this Agreement.

1.8违约通知：指质权方根据本协议发出的违约事件的通知。

Notice of Default: shall refer to the notice issued by Pledgee in accordance with this Agreement declaring an Event of Default.

2.质权

The Pledge

2.1出质方兹同意将质押股权按照本协议的约定出质给质权方作为履行合同义务和偿还担保侦务的担保。丙方兹同意出质方按照本协议的约定将质押股权出质给质权方。

Pledgor agrees to pledge all the Equity Interest as security for performance of the Contract Obligation and payment of the Secured Indebtedness under this Agreement. Party C hereby assents that Pledgor pledges the Equity Interest to the Pledgee pursuant to this Agreement.

2.2在质押期限内，质权方有权收取质押股权所产生的红利或股利。在质权方事先书面同意的情况下，出质方方可就质押股权而分得股利或分红。出质方因质押股权而分得的股利或分红应根据质权方的要求(1) 存入质权方的指定帐户内， 受质权方监管， 并用于扣除合同义务和首先消偿担保债务；或者(2) 在不违反中国法律的前提下，将此等红利、股利无条件地赠送给质权方或质权方指定的人。

During the term of the Pledge, Pledgee is entitled to receive dividends distributed on the Equity Interest. Pledgor may receive dividends distributed on the Equity Interest only with prior written consent from Pledgee. Dividends received by Pledgor on Equity Interest shall be, subject to requirement of Pledgee, (1) deposited into an account designated and supervised by Pledgee and used to secure the Contract Obligations and pay the Secured Indebtedness prior and in preference to make any other payment; or (2) unconditionally given to Pledgee or any other person designated by Pledgee to the extent permitted under applicable PRC laws.

2.3在质权方事先书面同意的悄况下，出质方可对丙方增资。出质方因对公司增资而在公司注册资本中增加的出资额亦属于质押股权。

Pledgor may subscribe for a capital increase in Party C only with prior written consent of Pledgee Any equity interest obtained by the Pledgor in future capital increase shall be deemed as Equity Interest as well.

2.4如丙方根据中国法律的强制性规定需予以解散或清偿，出质方在丙方依法完成解散或清算程序后，从丙方依法分配的任何利益，应根据质权方的要求 (1) 存入质权方的指定帐户内，受质权方监管，并用于担保合同义务和首先清偿担保债务； 或者(2) 在不违反中国法律的前提下，无条件地赠予质权方或质权方指定的人。

In the event that Party C is required by PRC law to be liquidated or dissolved, any interest distributed to Pledgor upon Party C’s dissolution or liquidation shall be (1) deposited into an account designate and supervised by Pledgee and used to secure the Contract Obligations and pay the Secured Indebtedness prior and in preference to making any other payment; or (2) unconditionally given to Pledgee or any other person designated by Pledgee to the extent permitted under applicable PRC laws.

3.质押期限

Term of Pledge

3.1本质权自本协议项下的质押股权出质在本协议签署起生效，质权有效期持续到所有合同义务和担保债务履行完毕为止。

The Pledge shall become effective on such date when this Agreement is signed. The Pledge shall be continuously valid until all Contract Obligations and Secured Indebtedness have been fully performed and paid.

3.2质押期限内,如出质方和／或丙方未履行合同义务或支付担保债务，质权方有权但无义务按本协议的规定行使质权。

During the Term of Pledge, in the event Pledgor and/or Party C fails to perform the Contract Obligation or pay Secured Indebtedness, Pledgee shall have the right, but not the obligation, to exercise the Pledge in accordance with the provisions of this Agreement

4.质权凭证的保管

Custody of Records for Equity Interest subject to Pledge

4.1在本协议规定的质押期限内,出质方应将其在丙方的股权出资证明书及记载质权的股东名册交付质权方保管。出质方应在本协议签订之日起一周内将上述股权出资证明书及股东名册交付给质权方。质权方将在个协议规定的全部质押期间一并保管这些文件。

During the Term of Pledge set forth in this Agreement, Pledgor shall deliver to Pledgee’s custody the capital contribution certificate for the Equity Interest and the shareholders’ register containing the Pledge within one week from the execution of this Agreement. Pledgee shall have custody of such documents during the entire Term of Pledge set forth in this Agreement

5.出质方和丙方的陈述和保证

Representations and Warranties of Pledgor and Part y C

出质方和丙方特此在本协议签署之日向质权方共同及分别陈述和保证如下：

As of the execution date of this Agreement, Pledgor and Party C hereby jointly and severally represent and warrant to Pledgee that:

5.1出质方是质押股权唯一的合法所有人。

Pledgor is the sole legal and beneficial owner of the Equity Interest.

5.2质权方有权以本协议规定的方式处分开转让质押股权。

Pledgec shall have the right to dispose of and transfer the Equity Interest in accordance with the provisions settorth in this Agreement.

5.3除本质权之外，出质方未在质押股权上设置任何其他质押权利或其他担保权益。

Except for the Pledge, Pledgor has not placed any security interest or other encumbrance on the Equity Interest.

5.4 出质方和丙方已经取得第三方和政府部门的同意及批准（若需）以签署，交付和履行本协议。

Pledgor and Party C have obtained any and all approvals and consents from applicable government authorities and third parties (if required) for execution, delivery and performance of this Agreement.

5.5本协议的签署、交付和履行均不会： (i)导致违反任何有关的中国法律； (ii) 与丙方政府或其他组织文件相抵触； (iii)导致违反其是一方或对其有约束方的任何合同或文件，或构成其是一方或对其有约束方的任何合同或文件项下的违约； (iv)导致违反有关向任何一方颁发的任何许可或批准的授予和（或）继续有效任的何条件； 或(v) 导致向任何一方颁发的任何许可或批准中止或被撤销或附加条件 。

The execution, deli very and performance of this Agreement will not: (i) viol ate any relevant PRC laws; (ii) conflict with Party C’s articles of association or other constitutional documents; (iii) result in any breach of or constitute any default under any contract or instrument to which it is a party or by which 仆 is otherwise bound; (iv) result in any violation of any condition for the grant and/or maintenance of any permit or approval granted to any Party; or (v) cause any permit or approval granted to any Party to be suspended, cancelled or attached with additional conditions.

6.出质方和丙方的承诺

Covenants of Pledgor and Party C

6.1在本协议存续期间，出质方和丙方共同和分别向质权方承诺：

Pledgor and Party C hereby jointly and severally covenant to the Pledgee:

6.1.1除履行交易文件外，未经质权方书先书面同意，出质方不得转让质押股权或其任何部分， 不得在质押股权上设立或允许存在任何担保或其他债务负担；

Pledgor shall not transfer the Equity Interest, or place or perm it the existence of any security interest or other encumbrance on the Equity Interest or any portion thereof, without the prior written consent of Pledgee, except for the performance of the Transaction Documents;

6.1.2出质方和丙方遵守并执行所有有关权利质押的法律、法规的规定， 在收到有关主管机关就质权发出或制定的通知、指令或建议时，五日内向质权方出示上述通知、指令或建议，同时遵守上述通知、指令或建议，或按照质权方的合理要求或经质权方同意就上述事宜提出反对意见和陈述。

Pledgor and Party C shall comply with the provisions of all laws and regulations applicable to the pledge of rights, and within 5 days of receipt of any notice, order or recommendation issued or prepared by relevant competent authorities regarding the Pledge, shall present the aforementioned notice, order or recommendation to Pledgee, and shall comply with the aforementioned notice, order or recommendation or submit objections and representations with respect to the aforementioned matters upon Pledgee’ s reasonable request or upon consent of Pledgee;

6.1.3出质方和丙方将任何可能导致对质押股权或其任何部分的权利产生影响的事件或收到的通知，以及可能改变出质方在本协议中的任何保证、义务或对出质方履行其在本协议中义务可能产生影响的任何事件或收到的通知及时通知质权方。

Pledgor and Party C shall promptly notify Pledgee of any event or notice received by Pledgor that may have an impact on Pledgee ’s rights to the Equity Interest or any portion thereof, as well as any event or notice received by Pledgor that may have an impact on any guarantees and other obligations of Pledgor arising out of this Agreement

6.1.4丙方应在其经营期限届时前二个月内办理完成延长经营期限的登记手续，以使本协议的效方得以持续。

Party C shall complete the registration procedures for extension of the term of operation within three (3) months prior to the expiration of such term to maintain the validity of this Agreement。

6.2出质方同意，质权方按本协议条款取得的对质权享有的权利，不应受到出质方或出质方的继承人或出质方之委托人或任何其他人通过法律程序的中断或妨碍。

Pledgor agrees that the rights acquired by Pledgee in accordance with this Agreement with respect to the Pledge shall not be intercepted or harmed by Pledgor or any heirs or representatives of Pledgor or any other persons through any legal proceedings

6.3出质方向质权方保证，为保护或完善本协议对合同义务和担保义务的担保，出质方将诚实签署、并促使其他与质权有利害关系的当书人签署质权方所要求的所有的权利证书、契约和／或履行并促使其他有利害关系的当事人履行质权方所要求的行为，并为本协议赋予质权方之权利、授权的行使提供便利，与质权方或其指定的人（自然人／法人）签署所有的有关质押股权所有权的文件，并在合理期间内向质权方提供共认为需要的所有的有关质权的通知、命令及决定。

To protect or perfect the security interest granted by this Agreement for the Contract Obligation and Secured Indebtedness, Pledgor hereby undertakes to execute in good faith and to cause other parties who have an interest in the Pledge to execute all certificates, agreements, deeds and/or covenants required by Pledgee. Pledgor also undertakes to perform and to cause other parties who have an interest in the Pledge to perform actions required by Pledgee, to facilitate the exercise by Pledgee of its rights and authority granted thereto by this Agreement, and to enter into all relevant documents regarding ownership of Equity Interest with Pledgee or designee(s) of Pledgee (natural persons/legal per so ns). Pledgor undertakes to provide Pledgee within a reasonable time with all notices, orders and decisions regarding the Pledge that are required by Plcdgee。

6.4出质方向质权方保证，出质方将遵守、履行本协议项下所有的保证、承诺、协议、陈述及条件。如出质方不履行或不完全履行其保证、承诺、协议、陈述及条件，出质方应赔偿质权方由此遭受的一切损失。

Pledger hereby undertakes to comply with and perform all guarantees, promises, agreements, representations and conditions under this Agreement. In the event of failure or partial performance of its guarantees, promises, agreements, representations and conditions, Pledgor shall indemnify Pledgce for all losses resulting therefrom.

7.违约事件

Event of Breach

7.1下列几项均被视为违约事件 ：

The following circumstances shall be deemed Event of Default:

7.1.1出质方对其在交易文件及／或本协议项下的任何义务的违反

any breach by Pledgor of any obligations under the Transaction Documents and/or this Agreement.

7.1.2丙方对其在交易文件及／或本协议项下的任何义务的违反。

any breach by Party C of any obligations under the Transaction Documents and/or this Agreement.

7.2如知道或发现本第7.1 条所述的任何事项或可能导致上述上项的事件已经发生，出质方和丙方应立即以书面形式通知质权方。

Upon notice or discovery of the occurrence of any circumstances or event that may lea d to the aforementioned circumstances described in Section 7.1, Plelgor and Party C shall immediately notify Pledgee in writing accordingly

7.3除非第 7.1 条下的违约事件在质权方向出质方和/或丙方发出要求其修补此违约行为通知后的二日之内已经按质权方要求获得救济，质权方在其后的任何时间，可向出质方发出书面违约通知，要求依据第 8 条行使质权。

Unless an Event of Default se t forth in Section 7.1 has been successfully resolved to Pledgee’s satisfaction within twenty (20) days after the Pledgee and /or Party C delivers a notice to the Pledgor requesting remedy for such Event of Default, Pledgee may issue a No tice of D e fault to Pledgor in writing at any time thereafter, demanding the Pledgor to immediately honor the Pledge in accordance with the provisions of Article 8 of this Agreement.

8.质权的行使

Exercise of Pledge

8.1在质权方行使其质押权利时，质权方可以向出质方发出书面违约通知。

Pledgee may issue a Notice of Default to Pledgor when exercising the Pledge

8.2受限于第 7.3 条的规定，质权方可在按第 8.1 条发出违约通知之后的任何时间里对质权行使处分的权利。质权方决定行使处分质权的权利时，出质方即不再拥有任何与质押股权有关的权利和利益。

Subject to the provisions of Section 7.3, Pledgec may exercise the right to enforce the Pledge at any time after the issuance of the Notice of Default in accordance with Section 8.1. Once Pledgee elects to enforce the Pledge, Pledgor shall cease to be entitled to any rights or interests associated with the Equity Interest.

8.3质权方有权根据第8.1条发出违约通知后，行使其根据中国法律、交易文件及本协议条款而享有的全部违约救济权利，包括（但不限于）以质押股权折价或以拍卖、变卖质押股权所得的价款以优先受偿。质权方对其合理行使该等权利和权利造成的任何损失不负责任。

After Pledgee issues a Notice of Default Pledgee in accordance with Section 8.1, Pledgee may exercise any remedy measure under applicable PRC laws, the Transaction Documents and this Agreement, including but not limited to being compensated in priority by the conversion of the Equity Pledge or from the proceeds from auction or sale of the Equity Interest. The Pledgee shall have no liability for any loss incurred by its due exercise of such rights and powers

8.4质权方行使质权获得的款项，应优先支付因处分质押股权而应缴的税费和向质权方履行合同义务及偿还担保债务。扣除上述款项后如有余款，质权方应将余款交还出质方或根据有关法律、法规对该款项亨有权利的其他人或者向出质方所在地公证机关提存（由此所生之任何费用全部由出质方承担）；在中国法律允许的情况下，出质方应将下述款项无条件地赠予质权方或质权方指定的人。

The proceeds from exercise of the Pledge by Pledgee shall be used to pay for tax and expenses incurred by disposing of the Equity Interest and performing Contract Obligations and to pay the Secured Indebtedness prior and in preference to any other payment. After the payment of the aforementioned amounts, the remaining balance shall be returned to Pledgor or any other person who has rights to such balance under applicable laws or be deposited to the local notary public office where Pledgor resides, with all expense incurred being borne by Pledgor. To the extent permitted under applicable PRC laws, Pledgor shall unconditionally give the aforementioned proceeds to Pledgee or any other person designated by Pledgee。

8.5质权方有权选择同时或先后行使其卓有的任何违约救济，质权方在行使本协议项下 的以质押股权折价或拍卖、变卖质押股权所得款项优先受偿的权利前，无须先行使其他违约救济。

Pledgee has the right to exercise any remedial measure available simultaneously or in any order Pledgee may exercise the right to be compensated om the Equity Pledge in priority to the conversion of the Equity Pledge or from the proceeds from auction or sale of the Equity Interest under this Agreement, without exercising any other remedy measure first。

8.6质权方有权以书面方式指定共律师或共他代理人行使共质权，出质方或丙方对此均不得提出异议。

Pledgee is entitled to designate an attorney or other representatives to exercise the Pledge on its behalf and Pledgor and Party C shall not raise any objection to such exercise.

8.7质权方依照本协议处分质权时，出质方和丙方应予以必要的协助，以使质权方实现其质权。

When Pledgee disposes of the Pledge in accordance with this Agreement, Pledgor and Party C shall provide necessary assistance to enable Pledgee to enforce the Pledge in accordance with this Agreement.

9.违约责任

Breach of Agreement

9.1若出质方或丙方实质性违反本协议项下所作的任何一项约定，出质方有权终止本协议并要求违约方给予损害赔偿：本第 9 条不应妨碍质权方在本协议下的任何其他权利；

If Plcdgor or Party C commits any material breach of any term of this Agreement, Pledgee shall have right to terminate this Agreement and require Pledgor or Party C to compensate all damages; this Section 9 shall not prejudice any other rights of Pledgee herein;

9.2若质权方违反本协议项下所作的任何项约定，除非法律另有规定，出质方或丙方在任何情况均无任何权利终止或解除本协议。

If Pledgee commits any breach of any term of his Agreement, Pledgor or Party C shall not terminate this Agreement in any event unless other vise required by applicable laws

10.转让

Assignment

10.1 除非经质权方事先同意，出质方无权赠与或转让其在本协议项下的权利义务。

Without Pledgce’s prior written consent, Pledgor shall not have the right to assign or delegate its rights and obligation s under this Agreement

10.2本协议对出质方及继受人和经许可的受让人均有约束方，并且对质权方及每一继任人和受让人有效。

This Agreement shall be binding on Pledgor and its successors and permitted assigns, and shall be valid with respect to Pledgee and each of its successors and assigns

10.3质权方 可以在任何时候将其在交易文件中的所有或任何权利和义务转让给其指定的人，在这种情况下，受让人应享有和承担个协议项下质权方享有和承担的权利和义务，如同其作为原协议方应享有和承担的一样。质权方转让业务合作协议项下的权利和义务时，应 质权方要求，出质方和／或丙方应就此转让签署有关协议和 ／或文件。

At any time, Pledgee may assign any and all of its rights and obligations under the Transaction Documents to its designee(s), in which case the assign s shall have the rights and obligations of Pledgee under this Agreement, as if it were the original party to this Agreement. When the Pledgee assigns the rights and obligations under the Business Cooperation Agreement, upon Pledgee’s request, Pledgor and/or Party C shall execute relevant agreements or other documents relating to such assignment.

10.4因转让所导致的质权方变更后，应质权方要求，出质方和/或丙方应与新的质权方签订一份内容与本协议一致的新质押协议，并在相应的工商行政管理机关进行登记。

In the event of a change in Pledgee due to an assignment, Pledgor and/or Party C shall, at the request of Pledgee, execute a new pledge agreement with the new pledgee on the same terms and conditions as this Agreement, and register the same with the relevant ATC。

10.5出质方和丙方应严格遵守本协议和各方单独或共同签署的其他有关协议的规定包括交易文件，履行交易文件项下的义务，并个进行任何足以影响协议的有效性和可强制执行性的作为/不作为。除非根据质权方的书面指示，出质方不得行使其对质押股权还保存的权利。

Pledgor and Party C shall strictly abide by the provisions of this Agreement and other contracts jointly or separately executed by the Parties hereto or any of them, including the Transaction Documents, perform the obligations hereunder and thereunder, and refrain from any action/ omission that may affect the effectiveness and enforceability thereof. Any remaining right s of Pledgor with respect to the Equity Interest pledged hereunder shall not be exercised by Pledgor except in accordance with the written instructions of Pledgee.

11.终止

Termination

11.1 在出质方和丙方充分、完全地履行了所有的合同义务和消偿了所有的担保债务后，质权方应根据出质方的要求，在尽早合理可行的时间内，解除本协议下的质押股权的质押，并配合出质方办理注销在丙方的股东名册内所有的股权质押的登记以及办理在相关工商行政管理部门的质押注销登记。

Upon the fulfillment of all Contract Obligation and the full payment of all Secured Indebtedness by Pledgor and Party C, Pledgee shall release the Pledge under this Agreement upon Pledgor ’s request as soon as reasonably practicable and shall assist Pledgor to de-register the Pledge from the shareholders’ register of Party C and with relevant PRC local administration for industry and commerce.

11.2 本协议第 9、13 、14 条和本第 11.2 条的规定在本协议终止后继续有效。

The provisions under Sections 9, 13, 14 and 11.2 herein of this Agreement shall survive the expiration or termination of this Agreement.

12.手续费及其他费用

Handling Fees and Other Expenses

一切与本协议有关的费用及实际开支， 其中包括但不限于法律费用、工本费、印花税以及任何其他税收、费用等全部由丙方承担。

All fees and out of pocket expenses relating to this Agreement, including but not limited to legal costs, costs of production, stamp tax and any other taxes and fees, shall be borne by Party C。

13.保密责任

Confidentiality

各方承认及确定有关本协议、本协议内容，以及彼此就准备或履行本协议而交换的任何口头或书面资抖均被 视为保密信息。各方应当对所有该等保密信息予以保密 ，而在未得到另一方书面同意前，不得向任何第三者披露任何保密信息， 惟下列信息除外； (a)公众人士知悉或将会知悉的任何信息（惟并非由接受保密信息之一方擅自向公众披露； ( b)根据适用法律法规、股票交易规则、或政府部门或法院的命令而所需披露之任何信息；或(c)由任何一方就本协议所述交易而需向其股东、投资者、法律或财务顾问披露之信息，而该股东、法律或财务顾问亦需遵守与本 条款相类似之保密责任 。如任何方下作人员或聘请机构的泄密均视为该方的泄密，需依本协议承担违约贡任。无论本协议以任何理由终止，本条款仍然生效。

The Parties acknowledge that the existence and the terms of this Agreement and any oral or written information exchanged between the Parties in connection with the preparation and performances Agreement are regarded as confidential information. Each Party shall maintain confidentiality of all such confidential information, and without obtaining the written consent of the other Party, it shall not disclose any relevant confidential information to any third parties, except for the information that

(a) is or will be in the public domain (other than through the receiving Party’s unauthorized disclosure);

(b) is under the obligation to be disclosed pursuant to the applicable laws or regulations, rules of any stock exchange, orders of the court or other government authorities; or (c) is required to be disclosed by any Party to its shareholders, investors, legal counsel or financial advisors regarding the transaction contemplated hereunder, provided that such shareholders, investors, legal counsel or financial advisors shall be bound by the confidentiality obligations similar to those set forth in this Section. Disclosure of any confidential information by the staff members or agencies hired by any Party shall be deemed disclosure of such confidential information by such Party, which Party shall be held liable for breach of Agreement. This Section shall survive the termination of this Agreement for any reason.

14.适用法律和争议的解决

Governing Law and Resolution of Disputes

14.1本协议的订立、效方、解释、履行、修改和终止以及争议的解决均适用中国法律。

The execution, effectiveness, construction , performance, amendment and termination of this Agreement and the resolution of disputes hereunder shall be governed by the laws of China

14.2因解释和履行本协议而发牛的任何争议，本协议各方应首先通过友好协商的方式加以解决。如果在一方向其他方发出要求协商解决的书面通知后30日之内争议仍然得不到解决，则任何一方均可将有关争议提交给中国广州仲裁委员会，由该会按照其仲裁规则仲裁解决。仲裁应在广州进行，使用之语言为中文。仲裁裁决是终局性的，对各方均有约束方。

ln the event of any dispute with respect to the construction and performance of this Agreement, the Parties shall first resolve the dispute through friendly negotiations. ln the event the Parties fail to reach an agreement on the dispute within 30 days after either Party’s request to the other Parties for resolution of the dispute through negotiations, either Party may submit the relevant dispute to the China Guangzhou Arbitration Commission, in accordance with its Arbitration Rules. The arbitration shall be conducted in Guangzhou, and the language used in arbitration shall be Chinese. The arbitration award shall be final and binding on all Parties.

14.3因解释和履行本协议发生任何争议或任何争议止在进行仲裁时 ，除争议的事项外，本协议各方仍应继续行使各自在本协议项下的其他权利并履行各自在本协议项下的其他义务。

Upon the occurrence of any disputes arising from the construction and performance of this Agreement or during the pending arbitration of any dispute, except for the matters under dispute, the Parties to this Agreement shall continue to exercise their respective rights under this Agreement and perform their respective obligations under this Agreement

15.通知

Notices

15.1本协议项下要求或发出的所有通知和其他通信应通过专人递送、挂号邮寄 、邮资预付或商业快递服务或传真的方式发到该方下列地址。每一通知还应再以电子邮件送达。该等通知视为有效送达的日期按如下方式确定：

All notices and other communications required or permitted to be given pursuant to this Agreement shall be delivered personally or sent by registered mail, postage prepaid, by a commercial courier service or by facsimile transmission to the address of such party set forth below. A confirmation copy of each notice shall also be sent by E-mail. The dates on which notices shall be deemed to have been effectively given shall be determined as follows:

15.2 通知如果是以专人递送、快递服务或挂号邮寄、邮资预付发出的， 则以于设定为通知的地址住发送或拒收之日为有效送达日．

Notices given by personal delivery, by courier service or by registered mail, postage prepaid, shall be deemed effectively given on the date of delivery or refusal at the address specified for notices.

15.3通知如果是以传真发出的，则以成功传送之日为有效送达日(应以自动生成的传送确认信息为证）。

Notices given by facsimile transmission shall be deemed effectively given on the date of successful transmission (as evidence d by an automatically generated confirmation of transmission)

15.4为通知的目的， 各方地址如下：

For the purpose of notices , the addresses of the Parties are as follows

甲方：莱电科技（中山）有限公司

Party A: Laidian Technology (Zhongshan) Co., Ltd

住所：中山市五桂山长命水长逸路19号德润园A座3楼

Address: Floor 3, Block A, Derunyuan, No. 19, Changyi Road,Changmingshui,Wuguishan district, Zhongshan City

收件人： 钟卓伟

Recipient:Zhong Zhuowei

电话：

Contact No.：

乙方：广州巨米智能设备有限公司

Party B: Guangzhou Jumi Intelligent Equipment Co., LTD

住所地：广州市白云区北太路1633号广州民营科技园科园路35号

Address: No. 35, Keyuan Road, Guangzhou Private Science Park, No. 1633, Beitai Road, Baiyun District, Guangzhou

收件人： 朱林海

Recipient:Zhu Linhai

电话：

Contact No.：

丙方：永州巨米智能科技有限公司

Party C: Yongzhou Jumi Intelligent Technology Co., Ltd

住所： 湖南省永州市经济技术开发区潇湘科技创新中心青年创新创业园二栋第一、第二层

Address: 1st and 2nd floors of Building 2, Youth Innovation and Entrepreneurship Park, Xiaoxiang Science and Technology Innovation Center, Yongzhou Economic and Technological Development Zone, Hunan Province

收件人： 朱林海

Recipient:Zhu Linhai

电话：

Contact No.：

15.5任何方可按本条规定随时给其他各方发出通知米改变其接收通知的地址。

Any Party may at any time change its address for notices by a notice delivered to the other Parties in accordance with the terms hereof.

16.分割性

Severability

如果本协议有任何一条或多条规定根据任何法律或法规在任何方面被裁定为无效、不合法或不可执行，本协议其余规定的有效性、合法性或可执行性不应因此在任何方面受到影响或损害。 各方应通过诚意磋商，争取以法律许可以及各方期望的最大限度内有效的规定取代那些无效、不合法或不可执行的规定，而该等有效的规定所产生的经济效果应尽可能与那些无效、不合法或不能强制执行的规定所产生的经济效果相似。

In the event that one or several of the provisions of this Contract are found to be invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Contract shall not be affected or compromised in any respect. The Parties shall strive in good faith to replace such invalid, illegal or unenforceable provisions with effective provisions that accomplish to the greatest extent permitted by law and the intentions of the Parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect of those invalid, illegal or unenforceable provisions.

17.附件

Attachments

本协议所列附件，为本协议不可分割的组成部分。

The attachments set forth herein shall be an integral part of this Agreement.

18.生效

Effectiveness

18.1本协议自各方正式签署之日起生效。

This Agreement shall become effective upon execution by the Parties.

18.2本协议的任何修改、补充或变更，均须采用书面形式，经各方签字或盖章并按规定办理政府登记（如有）后生效。

Any amendments, changes and supplements to this Agreement shall be in writing and shall become effective upon completion of the governmental filing procedures (if applicable) after the affixation of the signatures or seals of the Parties.

19.语言和副本

Language and Counterparts

本协议以中文和英文书就 ， 一式陆份，质权方、出质方和丙方各待一份，剩 余一份用于登记，各份具有同等效力；中英文本如有冲突，应以中文为准。

This Agreement is written in Chinese and English in six copies . Pledger, Pledgee and Party C shall hold one copy respectively and the other copy shall be used for registration. Each copy of this Agreement shall have equal validity. In case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

本页其余部分刻意留为空白

The Remainder of this page is intentionally left blank

有鉴于此，各方已使得经其授权的代表于文首所述日期签署了本股权质押协议并即生效，以昭信守。

In witness whereof, the Parties have caused their authorized representatives to execute this Equity Pledge Agreement on the date set forth above, and it shall become effective henceforth.

甲方（下称“质权方”) :

Party A (hereinafter as “pledgee”):

甲方：莱电科技（中山）有限公司

Party A (hereinafter “ Pledgee”): Laidian Technology (Zhongshan) Co., Ltd

授权代表（签字）：

Authorized representative (Signature):

职位：法定代表人

Title: Legal Representative

乙方（下称“出质方”) : 广州巨米智能设备有限公司

Party B: Guangzhou Jumi Intelligent Equipment Co., LTD

授权代表（签字）：

Authorized representative (Signature):

职位：法定代表人

Title: Legal Representative

丙方：永州巨米智能科技有限公司

Party C: Yongzhou Jumi Intelligent Technology Co., Ltd

授权代表（签字）：

Authorized representative (Signature):

职位：法定代表人

Title: Legal Representative

附件：

Attachments:

1 独家业务合作协议

Exclusive Business Cooperation Agreement

2 独家购买权协议

Exclusive Option Agreement

3.授权委托书

Power of Attorney